SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                         -------------------------------


                                  MAY 18, 1999
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                                  SYSTEMAX INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


         DELAWARE                        1-13792                 11-3262067
(STATE OR OTHER JURISDICTION       (COMMISSION FILE NUMBER)    (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

                 32 HARBOR PARK DRIVE, PORT WASHINGTON, NY 11050
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                  516-625-1555
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                             GLOBAL DIRECTMAIL CORP
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.   OTHER EVENTS

     The name of the Company was changed on May 18, 1999 to Systemax Inc. Such change of name was approved by the stockholders of the Company on May 18, 1999.


ITEM 7.  FINANCIAL STATEMENTS PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  c.     EXHIBITS

         1 Certificate of Amendment to Certificate of Incorporation of Global DirectMail Corp filed with the Secretary of State of Delaware on May 18, 1999



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SYTEMAX INC.


                                       By:  /S/ STEVEN GOLDSCHEIN
                                            Name:  Steven Goldschein
                                            Title:  Chief Financial Officer



Dated: June 17, 1999

                                    EXHIBITS


           1 Certificate of Amendment to Certificate of Incorporation of Global DirectMail Corp filed with the Secretary of State of Delaware on May 18, 1999